Exhibit 99.1

FOR IMMEDIATE RELEASE

                 COMPUDYNE CORPORATION AGREES TO BE ACQUIRED BY
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                   INVESTOR GROUP FOR $7.00 PER SHARE IN CASH
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ANNAPOLIS, MD, August 7, 2007 -- CompuDyne Corporation (NASDAQ: CDCY), an industry leader in sophisticated security products, integration and technology for the public security markets, announced that it has signed a definitive purchase agreement to be acquired by an investor group consisting of affiliates of The Gores Group, LLC and industry executive Stuart Mackiernan. Clearlake Capital Group, L.P. has committed to provide debt and equity financing to the investor group in the transaction.

CompuDyne's Board of Directors has agreed to recommend the sale of the company via a cash tender offer at $7.00 per share followed by a merger at the same price. An agreement and plan of merger was executed on August 6, 2007. CompuDyne expects the cash tender offer to be made to all shareholders during the month of August. The offer price of $7.00 per share represents a 32% premium to the closing price of CompuDyne common stock as of August 6, 2007.

"This action represents the culmination of a long process of exploring the best direction for CompuDyne to take" said Martin Roenigk, Chairman & CEO of CompuDyne, "Given our relatively small size, complex structure, and the inordinate costs of being a public company in the post-Sarbanes Oxley era, a sale of the entire company to an organization that has the financial and managerial resources to continue to build CompuDyne without the managerial diversion and financial drain of public company requirements seemed the most appropriate step to take. The $7.00 per share price, which represents a significant premium over recent public market prices for our stock, was determined to represent fair value."

Stuart Mackiernan, an industry executive with significant experience in the defense and government services industry, will become CEO of CompuDyne upon closing. "Based upon my experience in the industry, CompuDyne represents a unique opportunity to create a substantial player in the public security marketplace." Mackiernan said. "We believe that as a private company CompuDyne will be better able to fully realize its potential in this important market." Mackiernan most recently was Corporate Vice President, Business Development, and President & CEO of L-3 Satellite Networks at L-3 Communications. Prior thereto, Mr. Mackiernan held senior positions at GE Capital Spacenet Services, General Dynamics, SAIC, and Unisys.

Based in Los Angeles, CA, The Gores Group, LLC is a private investment firm focused on buyout transactions across several industry sectors. "CompuDyne is well positioned in a broad range of public security markets which offer substantial growth opportunity over the foreseeable future," said Ian R. Weingarten, Managing Director at Gores. "We are pleased to be working with Stuart and the team at CompuDyne, as well as CompuDyne's customers and vendors, to create additional value in the business."

Steven Chang, partner and co-founder at Clearlake Capital, said "CompuDyne has a strong franchise and is uniquely positioned in key areas within the homeland security and infrastructure protection markets. We are excited to partner with Gores and Stuart to invest behind the Company's efforts to expand its solutions offering to serve the global customer base."

USBX Advisory Services LLC acted as financial advisor to CompuDyne and rendered a fairness opinion.
Ballard Spahr Andrews & Ingersoll, LLP acted as legal advisor to CompuDyne. Friedman, Billings, Ramsey & Co., Inc. acted as financial advisor to the investor group. Bingham McCutchen LLP, Skadden, Arps, Slate, Meagher & Flom LLP and Alston & Bird LLP acted as legal advisors to the investor group.

About CompuDyne
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CompuDyne Corporation is a leading provider of products and services to the public security market with 2006 revenues of $147.5 million. CompuDyne operates in four distinct segments in this marketplace: Institutional Security Systems, Attack Protection, Integrated Electronics and Public Safety and Justice. CompuDyne's customers include several divisions of federal, state and local governmental agencies and corporate clientele. For more information, please visit www.CompuDyne.com

About The Gores Group
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Founded in 1987, The Gores Group, LLC is a private equity firm focused on acquiring controlling interests in mature and growing businesses which can benefit from the firm's operating experience and flexible capital base. The firm combines the operational expertise and detailed due diligence capabilities of a strategic buyer with the seasoned M&A team of a traditional financial buyer. The Gores Group, LLC has become a leading investor having demonstrated over time a reliable track record of creating substantial value in its portfolio companies alongside management. The firm's current private equity fund has committed equity capital of $1.3 billion. Headquartered in Los Angeles, California, The Gores Group, LLC maintains offices in Boulder, Colorado and London. For more information, please visit www.gores.com.

About Clearlake Capital Group
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Clearlake Capital Group is a private investment firm integrating private equity, leveraged finance, and special situations in both private and public market opportunities. Clearlake seeks to partner with world-class management teams to invest in businesses going through change or expansion with patient long-term capital. The firm has a flexible mandate to invest across the capital structure in corporate divestitures, recapitalizations, restructurings, going private buyouts and growth capital investments. Clearlake's founding principals have led over 30 investments totaling more than $3 billion of capital in sectors including business services, communications and media, energy and power, healthcare, manufacturing, retail/consumer and technology.

For more information, please contact:

CompuDyne Corporation:
Geoffrey F. Feidelberg
Investor Relations
(410) 224-4415 ext.313
investors.relations@compudyne.com

The Gores Group, LLC:
Frank Stefanik
(310) 209-3010
John Lippman and Camilo Pereira
Sitrick and Company
(310) 788-2850

For Clearlake Capital Group:
Kristin Celauro
Owen Blicksilver P.R., Inc.
(732)-433-5200

For Stuart Mackiernan:
Patrick Boyle
Longbottom Communications
(703)- 237-4244

Investors Contact:
Bob Marese
MacKenzie Partners, Inc.
(212) 929-5500

Forward-Looking Statements

Certain statements made in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including those statements concerning CompuDyne's expectations with respect to future operating results and other events. Although CompuDyne believes it has a reasonable basis for these forward-looking statements, these statements involve risks and uncertainties that cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors which could cause actual results to differ from expectations include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with the investor group, the risk that the conditions relating to the required minimum tender of CompuDyne shares or any required regulatory clearance might not be satisfied in a timely manner or at all, the failure to satisfy other conditions to completion of the merger, risks that the proposed transaction disrupts current plans and operations and the potential difficulties in key employee retention as a result of the transaction, capital spending patterns of the security market and the demand for CompuDyne's products, competitive factors and pricing pressures, changes in legislation, regulatory requirements, government budget problems, CompuDyne's ability to secure new contracts, the ability to successfully grow CompuDyne by completing acquisitions, the ability to remain in compliance with its bank covenants, delays in government procurement processes, ability to obtain bid, payment and performance bonds on various of CompuDyne's projects, technological change or difficulties, the ability to refinance debt when it becomes due, product development risks, commercialization difficulties, adverse results in litigation, the level of product returns, the amount of remedial work needed to be performed, costs of compliance with Sarbanes-Oxley requirements and the impact of the failure to comply with such requirements, risks associated with internal control weaknesses identified in complying with Section 404 of Sarbanes-Oxley, CompuDyne's ability to simplify its structure and modify its strategic objectives, and general economic conditions. Risks inherent in CompuDyne's business and with respect to future uncertainties are further described in its other filings with the Securities Exchange Commission, such as CompuDyne's Form 10-K, Form 10-Q, and Form 8-K reports.

IMPORTANT ADDITIONAL INFORMATION:
The tender offer described in this announcement has not yet been commenced. This announcement and the description contained herein is neither an offer to purchase nor a solicitation of an offer to sell shares of CompuDyne. At the time the tender offer is commenced, Gores Patriot Holdings, Inc., an affiliate of The Gores Group, LLC, and Patriot Acquisition Corp., a wholly-owned subsidiary of Gores Patriot Holdings, Inc., intend to file a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal and other documents relating to the tender offer, and CompuDyne Corporation intends to file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Gores Patriot Holdings, Inc., its wholly owned subsidiary, and CompuDyne Corporation intend to mail these documents to the stockholders of CompuDyne Corporation. These documents will contain important information about the tender offer and stockholders of CompuDyne Corporation are urged to read them carefully when they become available. Investors and stockholders of CompuDyne Corporation will be able to obtain a free copy of these documents (when they become available) and other documents filed by CompuDyne Corporation or Gores Patriot Holdings, Inc. with the SEC at the website maintained by the SEC at www.sec.gov. The tender offer statement and related materials may be obtained for free by directing such requests to MacKenzie Partners Inc., attention Bob Marese, at (310) 788-2850. In addition, investors and stockholders may obtain a free copy of the solicitation/recommendation statement and such other documents (when they become available) from CompuDyne Corporation by directing requests to CompuDyne Corporation at 2530 Riva Road, Suite 201, Annapolis, Maryland 21401.